UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 27, 2006

Collegiate Pacific Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17293	22-2795073
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas		75234
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972.243.8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2006, the Board of Directors (the "Board") of Collegiate Pacific Inc. (the "Company") approved a form of Indemnification Agreement to be entered into as soon as practicable between the Company and certain officers, directors and key employees of the Company. In addition, the Company expects to enter into this form of agreement with any new officers and directors joining the Company in the future.

Under the terms of the Indemnification Agreement, the Company will indemnify each director, officer or key employee party to the Indemnification Agreement (each, an "Indemnitee" to the fullest extent permitted by the Company's Bylaws and the Delaware General Corporation Law (the "DGCL") against expenses and damages in connection with claims against the Indemnitee relating to the Indemnitee's service to the Company, but only to the extent such items have not been paid directly to the Indemnitee by any directors and officers insurance maintained by the Company or other indemnity arrangements with third parties. The Indemnification Agreement provides that the Company will pay the expenses of the Indemnitee incurred in any such proceedings prior to final diapostion of the claim. However, such an advance will only be provided if the Indemnitee agrees to repay the advance if it is determined that the Indemnitee was not entitled to indemnification under the provisions of the Indemnification Agreement, the Company's Bylaws or the DGCL. The Company is not required to advance expenses to any Indemnitee if one of the permissable fact finders identified in the Indemnification Agreement determines that the facts known to them demonstrate clearly and convincingly that the Indemnitee acted in bad faith, as set forth in the Indemnification Agreement.

The foregoing does not constitute a complete summary of the terms of the Indemnification Agreement, and reference is made to the complete text of the Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incoprorated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Indemnifciation Agreement for Officers, Directors and Key Employees.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc.

January 31, 2006	By:	William R. Estill

Name: William R. Estill
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement